Exhibit 10.2

ALNYLAM PHARMACEUTICALS, INC.

Incentive Stock Option Agreement
Granted Under Second Amended and Restated 2009 Stock Incentive Plan

1.Grant of Option.

This agreement evidences the grant by Alnylam Pharmaceuticals, Inc,, a Delaware corporation (the “Company”), on            , 20[   ] (the “Grant Date”) to [                  ], an employee of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s Second Amended and Restated 2009 Stock Incentive Plan (the “Plan”), a total of [                  ] shares (the “Shares”) of common stock, $.01 par value per share, of the Company (“Common Stock”) at $[          ] per Share.  Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on [_______] (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).  Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.Vesting Schedule.

This option will become exercisable (“vest”) as to 25% of the original number of Shares on the first anniversary of the Grant Date and as to an additional 6.25% of the original number of Shares at the end of each successive three-month period following the first anniversary of the Grant Date until the fourth anniversary of the Grant Date.  Notwithstanding the foregoing, this option will become fully exercisable in the event the Participant dies prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “Cause” as specified in Section 3(e) below.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.Exercise of Option.

(a)Form of Exercise.  Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan.  The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

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(b)Continuous Relationship with the Company Required.  Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an employee or officer of, or consultant or advisor to, the Company or any parent or subsidiary of the Company as defined in Section 424(e) or (f) of the Code (an “Eligible Participant”).

(c)Termination of Relationship with the Company.  If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation.  Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d)Exercise Period Upon Death or Disability.  If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability (after taking into account any acceleration), and further provided that this option shall not be exercisable after the Final Exercise Date.

(e)Termination for Cause.  If, prior to the Final Exercise Date, the Participant’s employment or other relationship is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment.  “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive.  The Participant’s employment or other relationship shall be considered to have been terminated for Cause if the Company determines, within 30 days after the Participant’s resignation, that termination for Cause was warranted.

4.Tax Matters.

(a)Withholding.  No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

(b)Disqualifying Disposition.  If the Participant disposes of Shares acquired upon exercise of this option within two years from the Grant Date or one year after such Shares were acquired pursuant to exercise of this option, the Participant shall notify the Company in writing of such disposition.

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5.Transfer Restrictions.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

7.Data Privacy Consent.

In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Participant (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Participant may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Participant shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer.  This option shall take effect as a sealed instrument.

ALNYLAM PHARMACEUTICALS, INC.
By:

Name:
Title:

ACTIVE/82356299.2

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.  Electronic acceptance of this Agreement pursuant to the Company’s instructions for the Participant (including through an online acceptance process) is acceptable.  The undersigned hereby acknowledges receipt of a copy of the Company’s Second Amended and Restated 2009 Stock Incentive Plan.

PARTICIPANT:

Address:

ACTIVE/82356299.2

ALNYLAM PHARMACEUTICALS, INC.

Nonstatutory Stock Option Agreement
Granted Under Second Amended and Restated 2009 Stock Incentive Plan

1.Grant of Option.

This agreement evidences the grant by Alnylam Pharmaceuticals, Inc., a Delaware corporation (the “Company”), on            , 20[   ] (the “Grant Date”) to [                  ], an [employee], [consultant], [director] of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s Second Amended and Restated 2009 Stock Incentive Plan (the “Plan”), a total of [                  ] shares (the “Shares”) of common stock, $.01 par value per share, of the Company (“Common Stock”) at $[          ] per Share.  Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on [_______] (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).  Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.Vesting Schedule.

This option will become exercisable (“vest”) as to 25% of the original number of Shares on the first anniversary of the Grant Date and as to an additional 6.25 % of the original number of Shares at the end of each successive three-month period following the first anniversary of the Grant Date until the fourth anniversary of the Grant Date.  Notwithstanding the foregoing, this option will become fully exercisable in the event the Participant dies prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “Cause” as specified in Section 3(e) below.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.Exercise of Option.

(a)Form of Exercise.  Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan.  The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

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(b)Continuous Relationship with the Company Required.  Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an [employee, officer or director of], or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

(c)Termination of Relationship with the Company.  If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation.  Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d)Exercise Period Upon Death or Disability.  If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability (after taking into account any acceleration), and further provided that this option shall not be exercisable after the Final Exercise Date.

(e)Termination for Cause.  If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship.  “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive.  The Participant’s employment or other relationship shall be considered to have been terminated for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that termination for Cause was warranted.

4.Withholding.

No Shares will be issued pursuant to the exercise of this option unless and until the Participant pays to the Company, or makes provision satisfactory to the Company for payment of, any federal, state or local withholding taxes required by law to be withheld in respect of this option.

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5.Transfer Restrictions.  This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

7.Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Participant (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Participant may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Participant shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer.  This option shall take effect as a sealed instrument.

ALNYLAM PHARMACEUTICALS, INC.
By:

Name:
Title:

ACTIVE/73463680.3

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.  Electronic acceptance of this Agreement pursuant to the Company’s instructions for the Participant (including through an online acceptance process) is acceptable.  The undersigned hereby acknowledges receipt of a copy of the Company’s Second Amended and Restated 2009 Stock Incentive Plan.

PARTICIPANT:

Address:

ACTIVE/73463680.3

ALNYLAM PHARMACEUTICALS, INC.

Nonstatutory Stock Option Agreement
Granted Under Second Amended and Restated 2009 Stock Incentive Plan

1.Grant of Option.

This Nonstatutory Stock Option Agreement ("Agreement") evidences the grant by Alnylam Pharmaceuticals, Inc., a Delaware corporation (the “Company”), on            , 20[   ] (the “Grant Date”) to [                  ], an [employee], [consultant], [director] of the Company or one its subsidiaries (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s Second Amended and Restated 2009 Stock Incentive Plan (the “Plan”), a total of [                  ] shares (the “Shares”) of common stock, $0.01 par value per share, of the Company (“Common Stock”) at $[          ] per Share.  Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on [_______] (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).  Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.Vesting Schedule.

This option will become exercisable (“vest”) as to 25% of the original number of Shares on the first anniversary of the Grant Date and as to an additional 6.25 % of the original number of Shares at the end of each successive three-month period following the first anniversary of the Grant Date until the fourth anniversary of the Grant Date.  Notwithstanding the foregoing, this option will become fully exercisable in the event the Participant dies prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “Cause” as specified in Section 3(e) below.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.Exercise of Option.

(a)Form of Exercise.  Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan.  The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

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(b)Continuous Relationship with the Company Required.  Except as otherwise provided in this Section 3, this option may not be exercised unless the Participant, at the time he or she exercises this option, is, and has been at all times since the Grant Date, an [employee, officer or director of], or consultant or advisor to, the Company or any other entity the employees, officers, directors, consultants, or advisors of which are eligible to receive option grants under the Plan (an “Eligible Participant”).

(c)Termination of Relationship with the Company.  If the Participant ceases to be an Eligible Participant for any reason, then, except as provided in paragraphs (d) and (e) below, the right to exercise this option shall terminate three months after such cessation (but in no event after the Final Exercise Date), provided that this option shall be exercisable only to the extent that the Participant was entitled to exercise this option on the date of such cessation.  Notwithstanding the foregoing, if the Participant, prior to the Final Exercise Date, violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company, the right to exercise this option shall terminate immediately upon such violation.

(d)Exercise Period Upon Death or Disability.  If the Participant dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Final Exercise Date while he or she is an Eligible Participant and the Company has not terminated such relationship for “cause” as specified in paragraph (e) below, this option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided that this option shall be exercisable only to the extent that this option was exercisable by the Participant on the date of his or her death or disability (after taking into account any acceleration), and further provided that this option shall not be exercisable after the Final Exercise Date.

(e)Termination for Cause.  If, prior to the Final Exercise Date, the Participant’s employment or other relationship with the Company is terminated by the Company for Cause (as defined below), the right to exercise this option shall terminate immediately upon the effective date of such termination of employment or other relationship.  “Cause” shall mean willful misconduct by the Participant or willful failure by the Participant to perform his or her responsibilities to the Company (including, without limitation, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company), as determined by the Company, which determination shall be conclusive.  The Participant’s employment or other relationship shall be considered to have been terminated for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that termination for Cause was warranted.

4.Tax Withholding.

The Participant acknowledges that, regardless of any action taken by the Company or any affiliate the ultimate liability for all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax‑related items related to the Participant's participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), is and remains the Participant's responsibility and may exceed the amount actually withheld by the Company or any affiliate.  The Participant further acknowledges that the Company and/or any affiliate (i) makes no

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representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the option, including, but not limited to, the grant, vesting or exercise of the option, the subsequent sale of shares of Common Stock acquired pursuant to such exercise and the receipt of any dividends; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the option to reduce or eliminate the Participant's liability for Tax-Related Items or achieve any particular tax result.  Further, if the Participant is subject to Tax-Related Items in more than one jurisdiction between the Grant Date and the date of any relevant taxable or tax withholding event, as applicable, the Participant acknowledges that the Company and/or any affiliate (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.  Prior to the relevant taxable or tax withholding event, as applicable, the Participant agrees to make adequate arrangements satisfactory to the Company and/or any affiliate to satisfy all Tax-Related Items.  In this regard, the Participant authorizes the Company and/or any affiliate, or their respective agents, at their discretion, to satisfy the obligations with regard to all Tax-Related Items by withholding from proceeds of the sale of shares of Common Stock acquired at exercise of the option either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant's behalf pursuant to this authorization) without further consent unless the use of such withholding method is problematic under applicable tax or securities law or has materially adverse accounting consequences, in which case, the Participant agrees that the obligation for Tax-Related Items may be satisfied by withholding in shares of Common Stock to be issued at exercise of the option.  The Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Common Stock equivalent.  If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, the Participant is deemed to have been issued the full number of shares of Common Stock subject to the exercised options, notwithstanding that a number of the shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items.  Finally, the Participant agrees to pay to the Company or any affiliate, including through withholding from the Participant's wages or other cash compensation paid to the Participant by the Company and/or any affiliate, any amount of Tax-Related Items that the Company or any affiliate may be required to withhold or account for as a result of participation in the Plan that cannot be satisfied by the means previously described.  The Company may refuse to issue or deliver the shares or the proceeds of the sale of shares of Common Stock, if the Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

5.Transfer Restrictions.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

6.Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

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7.Nature of Grant.  In accepting the grant, the Participant acknowledges, understands and agrees that:

(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated at any time by the Company’s Board of Directors, or any Committee of the Board to which the Board may delegate its powers under the Plan (“Committee”);

(b)the grant of the options is voluntary and occasional and does not create any contractual or other right to receive future grants of options (whether on the same or different terms), or benefits in lieu of options, even if options have been granted in the past;

(c)all decisions with respect to future grants of options or other grants, if any, will be at the sole discretion of the Board or Committee, including, but not limited to, the form and timing of the grant, the number of Shares subject to the grant, and the vesting and exercise provisions applicable to the grant;

(d)the option grant and the Participant’s participation in the Plan shall not create a right to employment or be interpreted as forming an employment or services contract with the Company or any affiliate and shall not interfere with the ability of the Company, or affiliate, as applicable, to terminate Participant’s employment or service relationship;

(e)the Participant is voluntarily participating in the Plan;

(f)the options and the shares of Common Stock subject to the options are not intended to replace any pension rights or compensation;

(g)the options and the shares of Common Stock subject to the options, and the income and value thereof, are an extraordinary item of compensation outside the scope of the Participant’s employment (and employment contract, if any) and is not part of normal or expected compensation for any purpose, including, without limitation, calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(h)the future value of the shares of Common Stock underlying the options is unknown, indeterminable and cannot be predicted with certainty;

(i)unless otherwise determined by the Board or Committee in its sole discretion, a termination of employment shall be effective from the date on which active employment or service ends and shall not be extended by any statutory or common law notice of termination period; the Committee shall have the exclusive discretion to determine when a termination of employment occurs for purposes of this grant of options;

(j)no claim or entitlement to compensation or damages shall arise from forfeiture of options resulting from the Participant ceasing to provide employment or other services to the Company or any affiliate (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where the Participant is employed or the terms of the Participant's employment agreement, if any), and in consideration of the grant of the

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options to which the Participant is otherwise not entitled, the Participant irrevocably agrees never to institute any claim against the Company or any affiliate, waives his or her ability, if any, to bring any such claim, and releases the Company and affiliates from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, the Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(k)unless otherwise provided herein, in the Plan or by the Company in its discretion, the options and the benefits evidenced by this Agreement do not create any entitlement to have the options or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of Common Stock of the Company; and

(l)if the Participant resides or is employed outside the United States, the Participant acknowledges and agrees that neither the Company nor any affiliate shall be liable for any exchange rate fluctuation between Participant's local currency and the United States Dollar that may affect the value of the options or of any amounts due to Participant pursuant to the exercise of the options or the subsequent sale of any shares of Common Stock acquired upon exercise.

8.Electronic Delivery and Acceptance.

The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means.  The Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or any electronic system established and maintained by the Company or a third party designated by the Company.

9.Governing Law and Venue.

This Agreement and all claims arising out of or based upon this Agreement or relating to the subject matter hereof shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. Any legal proceeding arising out of this Plan or this Agreement shall be brought exclusively in the Federal or State courts located in the State of Delaware.  The Participant agrees to submit to personal jurisdiction and to venue in those courts.  The Participant further agrees to waive all legal challenges and defenses to the appropriateness of Delaware as the site of any such legal proceeding and to the application of the laws of the State of Delaware and any applicable Federal laws.

10.Language.

If the Participant received this Agreement, or any other document related to the option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

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11.Severability.

The provisions of this Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

12.Appendix.

Notwithstanding any provisions in this Agreement, the option grant shall be subject to any special terms and conditions set forth in any Appendix to this Agreement for the Participant's country.  Moreover, if the Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons.  The Appendix constitutes part of this Agreement.

13.Imposition of Other Requirements.

The Company reserves the right to impose other requirements on the Participant's participation in the Plan, on the option and on any shares of Common Stock purchased upon exercise of the option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require me to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

14.Waiver.

The Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by the Participant or any other participant.

15.Data Privacy Consent.

The Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Participant's personal data as described in this Agreement and any other option grant materials ("Data") by and among, as applicable, the Company and its affiliates for the exclusive purpose of implementing, administering and managing the Participant's participation in the Plan.  The Participant understands that the Company and the Company's affiliates may hold certain personal information about the Participant, including, but not limited to, the Participant's name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in the Participant's favor, for the exclusive purpose of implementing, administering and managing the Plan.   The Participant understands that Data will be transferred to a designated broker or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan.  The Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than the Participant's country.  The

EX-US NQSO AGREEMENT

Participant understands that if the Participant resides outside the United States, the Participant may request a list with the names and addresses of any potential recipients of the Data by contacting the Participant's local human resources representative.  The Participant authorizes the Company, the Company's selected broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purposes of implementing, administering and managing the Participant's participation in the Plan.  The Participant understands that Data will be held only as long as is necessary to implement, administer and manage the Participant's participation in the Plan.  The Participant understands that if the Participant resides outside the United States, the Participant may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Participant's local human resources representative.  Further, the Participant understands that the Participant is providing the consents herein on a purely voluntary basis.  If the Participant does not consent, or if the Participant later seeks to revoke the Participant's consent, the Participant's employment status or service and career will not be adversely affected; the only adverse consequence of refusing or withdrawing the Participant's consent is that the Company would not be able to grant the Participant options or other equity awards or administer or maintain such awards.  Therefore, the Participant understands that refusing or withdrawing the Participant's consent may affect the Participant's ability to participate in the Plan.  For more information on the consequences of the Participant's refusal to consent or withdrawal of consent, the Participant understands that he or she may contact the Participant's local human resources representative.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer.  This option shall take effect as a sealed instrument.

ALNYLAM PHARMACEUTICALS, INC.
By:

Name:
Title:

EX-US NQSO AGREEMENT

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.  Electronic acceptance of this Agreement pursuant to the Company’s instructions for the Participant (including through an online acceptance process) is acceptable.  The undersigned hereby acknowledges receipt of a copy of the Company’s Second Amended and Restated 2009 Stock Incentive Plan.

PARTICIPANT:

Address:

EX-US NQSO AGREEMENT

ALNYLAM PHARMACEUTICALS, INC.

Nonstatutory Stock Option Agreement
Granted Under Second Amended and Restated 2009 Stock Incentive Plan

1.Grant of Option.

This agreement evidences the grant by Alnylam Pharmaceuticals, Inc., a Delaware corporation (the “Company”), on            , 20[   ] (the “Grant Date”) to [                  ], a director of the Company (the “Participant”), of an option to purchase, in whole or in part, on the terms provided herein and in the Company’s Second Amended and Restated 2009 Stock Incentive Plan (the “Plan”), a total of [                  ] shares (the “Shares”) of common stock, $.01 par value per share, of the Company (“Common Stock”) at $[          ] per Share.  Unless earlier terminated, this option shall expire at 5:00 p.m., Eastern time, on the earlier of [insert 10 years from the date of grant] or three months following cessation of service on the Board, provided that such three- month period shall be extended to five years following cessation of service on the Board of Directors for any director with five or more years of continuous service on the Board of Directors (the “Final Exercise Date”).

It is intended that the option evidenced by this agreement shall not be an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”).  Except as otherwise indicated by the context, the term “Participant”, as used in this option, shall be deemed to include any person who acquires the right to exercise this option validly under its terms.

2.Vesting Schedule.

This option will become exercisable (“vest”) as to [100% of the original number of Shares on the first anniversary of the Grant Date] [33⅓% of the original number of Shares on the first, second and third anniversary of the Grant Date] subject to continuous service with the Company through each such anniversary.

The right of exercise shall be cumulative so that to the extent the option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this option under Section 3 hereof or the Plan.

3.Exercise of Option.

(a)Form of Exercise.  Each election to exercise this option shall be in writing, signed by the Participant, and received by the Company at its principal office, accompanied by this agreement, and payment in full in the manner provided in the Plan.  The Participant may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

(b)Termination of Relationship with the Company.  If the Participant ceases to provide services to the Company, the Participant may exercise this option through the Final Exercise Date, but only to the extent that the Participant was entitled to exercise this option on the date of such cessation of services.

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4.Transfer Restrictions.

This option may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the lifetime of the Participant, this option shall be exercisable only by the Participant.

5.Provisions of the Plan.

This option is subject to the provisions of the Plan (including the provisions relating to amendments to the Plan), a copy of which is furnished to the Participant with this option.

6.Data Privacy Consent.

In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Participant (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Participant may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Participant shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

IN WITNESS WHEREOF, the Company has caused this option to be executed under its corporate seal by its duly authorized officer.  This option shall take effect as a sealed instrument.

ALNYLAM PHARMACEUTICALS, INC.
By:

Name:
Title:

ACTIVE/82356299.2

PARTICIPANT’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.  Electronic acceptance of this Agreement pursuant to the Company’s instructions for the Participant (including through an online acceptance process) is acceptable.  The undersigned hereby acknowledges receipt of a copy of the Company’s Second Amended and Restated 2009 Stock Incentive Plan.

PARTICIPANT:

Address:

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ALNYLAM PHARMACEUTICALS, INC.

Restricted Stock Agreement

Name of Participant:	_____________________
Number of shares of restricted common stock awarded:	_____________________
Grant Date:	_____________________

Alnylam Pharmaceuticals, Inc. (the “Company”) has selected you to receive the restricted stock award described above, which is subject to the provisions of the Company’s Second Amended and Restated 2009 Stock Incentive Plan (the “Plan”) and the terms and conditions contained in this Restricted Stock Agreement.  Electronic acceptance of this Agreement pursuant to the Company’s instructions (including through an online acceptance process) is acceptable.  Please confirm your acceptance of this restricted stock award and of the terms and conditions of this Agreement by signing a copy of this Agreement where indicated below.

ALNYLAM PHARMACEUTICALS, INC. By:___________________________ [insert name and title]

Accepted and Agreed:

__________________________

[insert name of Participant]

ACTIVE/82356299.2	Version May 2017

ALNYLAM PHARMACEUTICALS, INC.

Restricted Stock Agreement

The terms and conditions of the award of shares of restricted common stock of the Company (the “Restricted Shares”) made to the Participant, as set forth on the cover page of this Agreement, are as follows:

1.Issuance of Restricted Shares.

(a)The Restricted Shares are issued to the Participant, effective as of the Grant Date (as set forth on the cover page of this Agreement), in consideration of employment or other services rendered and to be rendered by the Participant to the Company.

(b)The Restricted Shares will initially be issued by the Company in book entry form only, in the name of the Participant.  Following the vesting of any Restricted Shares pursuant to Section 2 below, the Company shall, if requested by the Participant, issue and deliver to the Participant a certificate representing the vested Restricted Shares.   The Participant agrees that the Restricted Shares shall be subject to the forfeiture provisions set forth in Section 3 of this Agreement and the restrictions on transfer set forth in Section 4 of this Agreement.

2.Vesting.

(a)Vesting Schedule.  Unless otherwise provided in this Agreement or the Plan, the Restricted Shares shall vest in accordance with the following vesting schedule:  [  ]% of the total number of Restricted Shares shall vest on the first anniversary of the Grant Date and [    ]% of the total number of Restricted Shares shall vest at the end of each successive [     ] period following the first anniversary of the Grant Date, through and including the [        ] anniversary of the Grant Date.  Any fractional number of Restricted Shares resulting from the application of the foregoing percentages shall be rounded down to the nearest whole number of Restricted Shares.

(b)Acceleration of Vesting.  Notwithstanding the foregoing vesting schedule, all unvested Restricted Shares shall vest effective (i) immediately prior to a Reorganization Event involving the liquidation or dissolution of the Company (as defined in the Plan), and (ii) immediately upon the Participant’s death if the Participant dies while he or she is an employee or officer of, or consultant or advisor to, the Company or any Subsidiary (an “Eligible Participant”).

3.Forfeiture of Unvested Restricted Shares Upon Termination of Relationship with the Company.

In the event that the Participant ceases to be an Eligible Participant for any reason or no reason, with or without cause, all of the Restricted Shares that are unvested as of the time of such termination from the Company, as well as any Accrued Dividends (as defined below) declared by the Company with respect to such unvested Restricted Shares, shall be forfeited immediately and automatically to the Company, without the payment of any consideration to the Participant, effective as of such termination of service.  The Participant hereby authorizes the Company to take any actions necessary or appropriate to cancel any certificate(s) representing forfeited

ACTIVE/82356299.2

Restricted Shares and transfer ownership of such forfeited Restricted Shares to the Company; and if the Company or its transfer agent requires an executed stock power or similar confirmatory instrument in connection with such cancellation and transfer, the Participant shall promptly execute and deliver the same to the Company.  The Participant shall have no further rights with respect to any Restricted Shares, or any Accrued Dividends with respect to such Restricted Shares, that are so forfeited.  If the Participant is employed by or provides services to a subsidiary of the Company, any references in this Agreement to employment or services with the Company shall instead be deemed to refer to employment or service with such subsidiary.

4.Restrictions on Transfer.

The Participant shall not sell, assign, transfer, pledge, hypothecate or otherwise dispose of, by operation of law or otherwise (collectively “transfer”) any Restricted Shares, or any interest therein, until such Restricted Shares have vested, except that the Participant may transfer such Restricted Shares: (a) to or for the benefit of any spouse, children, parents, uncles, aunts, siblings, grandchildren and any other relatives approved by the Compensation Committee (collectively, “Approved Relatives”) or to a trust established solely for the benefit of the Participant and/or Approved Relatives, provided that such Restricted Shares shall remain subject to this Agreement (including without limitation the forfeiture provisions set forth in Section 3 and the restrictions on transfer set forth in this Section 4) and such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument confirming that such transferee shall be bound by all of the terms and conditions of this Agreement; or (b) as part of the sale of all or substantially all of the shares of capital stock of the Company (including pursuant to a merger or consolidation).  The Company shall not be required (i) to transfer on its books any of the Restricted Shares which have been transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Restricted Shares or to pay dividends to any transferee to whom such Restricted Shares have been transferred in violation of any of the provisions of this Agreement.

5.Restrictive Legends.

The book entry account reflecting the issuance of the Restricted Shares in the name of the Participant shall bear a legend or other notation upon substantially the following terms:

“These shares of stock are subject to forfeiture provisions and restrictions on transfer set forth in a certain Restricted Stock Agreement between the corporation and the registered owner of these shares (or his or her predecessor in interest), and such Agreement is available for inspection without charge at the office of the Secretary of the corporation.”

6.Rights as a Shareholder.

Except as otherwise provided in this Agreement, for so long as the Participant is the registered owner of the Restricted Shares, the Participant shall have all rights as a shareholder with respect to the Restricted Shares, whether vested or unvested, including, without limitation, any rights to receive dividends and distributions with respect to the Restricted Shares and to vote the Restricted Shares and act in respect of the Restricted Shares at any meeting of shareholders.  Notwithstanding the foregoing, any dividends, whether in cash, stock or property, declared and paid by the Company with respect to unvested Restricted Shares (“Accrued Dividends”) shall be paid to the Participant, without interest, only if and when such Restricted Shares vest.

ACTIVE/82356207.2

7.Provisions of the Plan.

This Agreement is subject to the provisions of the Plan, a copy of which is furnished to the Participant with this Agreement.

8.Tax Matters.

(a)Acknowledgments; Section 83(b) Election.  The Participant acknowledges that he or she is responsible for obtaining the advice of the Participant’s own tax advisors with respect to the acquisition of the Restricted Shares and the Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to the tax consequences relating to the Restricted Shares.  The Participant understands that the Participant (and not the Company) shall be responsible for the Participant’s tax liability that may arise in connection with the acquisition, vesting and/or disposition of the Restricted Shares and any Accrued Dividends with respect to such Restricted Shares.  The Participant acknowledges that he or she has been informed of the availability of making an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the issuance of the Restricted Shares and that the Participant has decided not to file a Section 83(b) election.

(b)Withholding. The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state, local or other taxes of any kind required by law to be withheld with respect to the vesting of the Restricted Shares.  On each date on which Restricted Shares vest, the Company shall deliver written notice to the Participant of the amount of withholding taxes due with respect to the vesting of the Restricted Shares that vest on such date; provided, however, that the total tax withholding cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), unless withholding at a higher rate would not result in adverse accounting treatment (in which case such withholding shall not exceed maximum statutory withholding rates). The Participant shall satisfy such tax withholding obligations by transferring to the Company, on each date on which Restricted Shares vest under this Agreement, such number of Restricted Shares that vest on such date as have a fair market value (calculated using the last reported sale price of the common stock of the Company on the NASDAQ National Market on the trading date immediately prior to such vesting date) equal to the amount of the Company’s tax withholding obligation in connection with the vesting of such Restricted Shares.  Such delivery of Restricted Shares to the Company shall be deemed to happen automatically, without any action required on the part of the Participant, and the Company is hereby authorized to take such actions as are necessary to effect such delivery.

9.Data Privacy Consent.

In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this

ACTIVE/82356207.2

Agreement, the Participant (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Participant may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Participant shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

10.Miscellaneous.

(a)Authority of Compensation Committee.  In making any decisions or taking any actions with respect to the matters covered by this Agreement, the Compensation Committee shall have all of the authority and discretion, and shall be subject to all of the protections, provided for in the Plan.  All decisions and actions by the Compensation Committee with respect to this Agreement shall be made in the Compensation Committee’s discretion and shall be final and binding on the Participant.

(b)No Right to Continued Service Relationship.  The Participant acknowledges and agrees that, notwithstanding the fact that the vesting of the Restricted Shares is contingent upon his or her continued employment by or service to the Company, this Agreement does not constitute an express or implied promise of continued employment or service or confer upon the Participant any rights with respect to continued employment by or service to the Company.

(c)Governing Law.  This Agreement shall be construed, interpreted and enforced in accordance with the internal laws of the State of Delaware without regard to any applicable conflicts of laws provisions.

(d)Participant’s Acknowledgments.  The Participant acknowledges that he or she has read this Agreement, has received and read the Plan, and understands the terms and conditions of this Agreement and the Plan.

ACTIVE/82356207.2

ALNYLAM PHARMACEUTICALS, INC.

Restricted Stock Unit Award Agreement
Granted Under Second Amended And Restated 2009 Stock Incentive Plan

Name of Grantee:	_____________________
No. of Restricted Stock Units	_____________________
Grant Date:	_____________________

Pursuant to the Alnylam Pharmaceuticals, Inc. Second Amended and Restated  2009 Stock Incentive Plan as amended through the date hereof (the “Plan”), Alnylam Pharmaceuticals, Inc (the “Company”) hereby grants an award of the number of Restricted Stock Units listed above (an “Award”) to the Grantee named above. Each Restricted Stock Unit shall relate to one share of Common Stock, par value $0.01 per share (the “Stock”) of the Company.

1.Restrictions on Transfer of Award. This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any shares of Stock issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Stock Units have vested as provided in Paragraph 2 of this Agreement and (ii) shares of Stock have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2.Vesting of Restricted Stock Units. The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the Vesting Date or Dates specified in the following schedule so long as the Grantee remains an employee or officer of, or consultant or advisor to, the Company or a Subsidiary (an “Eligible Participant”) on such Dates. If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Stock Units specified as vested on such date.

Incremental Number of Restricted Stock Units Vested	Vesting Date
____________ ( %)	____________

____________ ( %)	____________

____________ ( %)	____________

____________ ( %)	____________

Notwithstanding the foregoing, this award will become fully vested in the event the Grantee dies while he or she is an Eligible Participant prior to the Final Vesting Date.

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

ACTIVE/82356207.2	Version May 2017

3.Termination of Relationship with the Company. If the Grantee ceases to be an Eligible Participant for any reason other than death prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Stock Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Stock Units.

4.Issuance of Shares of Stock. As soon as practicable following each Vesting Date (but in no event later than two and one-half months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of shares of Stock equal to the aggregate number of Restricted Stock Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a stockholder of the Company with respect to such shares.

5.Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein.

6.Tax Withholding. The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the required tax withholding obligation to be satisfied, in whole or in part, by (i) withholding from shares of Stock to be issued to the Grantee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due or (ii) requiring the Grantee to sell sufficient shares to cover the withholding amount.

7.Section 409A of the Code. This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

8.No Obligation to Continue Service Relationship. Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment or other service relationship and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment or other service relationship of the Grantee at any time.

9.Integration. This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10.Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number,

ACTIVE/82356207.2

home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

11.Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

ALNYLAM PHARMACEUTICALS, INC

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s Signature

Grantee’s name and address:

ACTIVE/82356207.2